               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        ECHOCATH, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                 ECHOCATH, INC.
                                4326 U.S. ROUTE 1
                       MONMOUTH JUNCTION, NEW JERSEY 08852

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON FEBRUARY 7, 1997

                             ----------------------


     NOTICE IS HEREBY GIVEN to the stockholders of ECHOCATH, INC., a New Jersey corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the offices of Rubin Baum Levin Constant & Friedman, the Company's counsel, 30 Rockefeller Plaza, 29th Floor, New York, New York 10112 at 10:00 a.m., New York time, on February 7, 1997 for the following purposes:

     1. To elect a board of seven (7) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

     2. To approve and ratify the adoption of an amendment to the Company's 1995 Stock Option Plan increasing the total number of shares of the Company's Class A Common Stock, no par value per share (the "Common Stock"), for which options may be granted from 220,000 to 620,000 shares of Common Stock;

     3. To approve and ratify the adoption of the Company's Investment Plan;

     4. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for fiscal 1997; and

     5. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on December 16, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1996 accompanies this notice.

                             By Order of the Board of Directors,


                             IRWIN M. ROSENTHAL
                             Secretary

Monmouth Junction, New Jersey
January 23, 1997

                                RETURN OF PROXIES

     A Proxy and self-addressed envelope are enclosed for your use. Whether or not you plan to attend the meeting, the Board of Directors of the Company requests that you execute and return your proxy in the enclosed envelope in order that your shares will be represented at the meeting.

                                 ECHOCATH, INC.
                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

     The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of ECHOCATH, INC., a New Jersey corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Rubin Baum Levin Constant & Friedman, the Company's counsel, 30 Rockefeller Plaza, 29th Floor, New York, New York 10112 on February 7, 1997 at 10:00 a.m., New York time. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting.

     The mailing address of the Company's principal executive office is 4326 U.S. Route 1, Monmouth Junction, New Jersey 08852, Telephone No. (609) 987-8400. The approximate date on which this Proxy Statement and form of Proxy are first being sent or given to stockholders is January 23, 1997.

                             SOLICITATION OF PROXIES

     The persons named as proxies are Mr. Daniel Mulvena and Mr. Frank DeBernardis both of whom are presently directors of the Company. Shares of stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. In the absence of specification, the shares of stock will be voted FOR (i) the election of each of the seven persons nominated by the Board of Directors of the Company to serve as directors, (ii) the approval and ratification of the adoption of an amendment to the Company's 1995 Stock Option Plan (the "Option Plan") to increase the total number of shares for which options may be granted from 220,000 to 620,000 shares
(iii) the approval and ratification of the adoption of the Company's Investment Plan (the "Investment Plan") and (iv) the ratification of the selection of KPMG Peat Marwick LLP ("KPMG") as the Company's independent public accountants for fiscal 1997, and in the discretion of the proxies, on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of shares of Class A Common Stock, no par value ("Class A Shares" or "Class A Common Stock"), and Class B Common Stock, no par value
("Class B Shares" or "Class B Common Stock"; and together with the Class A Shares, the "Common Stock"), of record as at the close of business on December 16, 1996 (the "Record Date") are entitled to vote at the Meeting, or any adjournment thereof. On the Record Date there were issued and outstanding 1,610,000 Class A Shares and 1,500,000 Class B Shares. Each Class A Share is entitled to one vote and each Class B Share is entitled to five votes on all matters to be voted upon. The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for amendment of the Option Plan and the approval of the Investment Plan.

     Stockholders of the Company vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

     The stock transfer books of the Company will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

                              ELECTION OF DIRECTORS

     Seven directors of the Company are to be elected to serve until the next annual meeting of Stockholders or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. In the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Common Stock beneficially owned by each nominee, see "Principal Stockholders."

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

                             NOMINEES FOR DIRECTORS

                     NAME                       AGE               POSITION WITH THE COMPANY
                     ----                       ---               -------------------------
Frank A. DeBernardis(1)........................ 54      Chief Executive Officer, President and Director

David Vilkomerson.............................. 55      Executive Vice President, Director of Research and
                                                        Development, Assistant Secretary and Director

Terence D. Wall(1)............................. 54      Co-Chairman of the Board of Directors

Daniel M. Mulvena(1)(2)........................ 48      Co-Chairman of the Board of Directors

Anthony J. Dimun(3)............................ 53      Director

Irwin M. Rosenthal(2).......................... 68      Secretary and Director

Herbert Moskowitz(1)(3)........................ 54      Director


---------------

(1)  Member of the Executive Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation and Stock Option Committee.

     Frank A. DeBernardis has served as Chief Executive Officer, President and a director of the Company since its inception in 1992. From 1989 to 1992, Mr. DeBernardis served as President and was the sole stockholder of Implemed, Inc., a privately-held corporation which provided consulting services in the area of medical device manufacturing. From July 1984 to December 1988, Mr. DeBernardis served as Executive Vice President of ElectroCatheter Corporation, a publicly-traded corporation which is an electrophysiology catheter supplier. Mr. DeBernardis was honored in June 1993 as the Entrepreneur of the Year in Life Sciences for the New Jersey region by Merrill Lynch, Inc. Magazine and Ernst & Young for his work with the Company. Mr. DeBernardis is a founder of the American College of Physician Inventors.

     David Vilkomerson, PhD. has served as Executive Vice President, Vice President Research and Development, Assistant Secretary and a director of the Company since its inception in 1992. Dr. Vilkomerson is a founder of Ultramed, Inc. ("Ultramed") and served as President and Chairman of the Board of Ultramed from March 1982 to September 1992. From September 1977 to February 1982, Dr. Vilkomerson served in various capacities including as the Research Director and the Managing Director of the Special Research Group of Technicare Corporation, a subsidiary of Johnson & Johnson

Incorporated, where he guided the development and manufacturing of an ultrasonic breast imaging system. Dr. Vilkomerson has authored or coauthored approximately 30 technical papers and received over 30 United States patents.

     Terence D. Wall served as Chairman of the Board of Directors of the Company from its inception in 1992 to August 1995, and currently serves as Co-Chairman of the Board. Mr. Wall is the founder of, and since 1972 has served as the President, Chief Executive Officer and a director of, Vital Signs, Inc., a publicly traded corporation ("Vital Signs"). Vital Signs and its subsidiaries design, manufacture and market single-patient use medical products for anesthesia and respiratory purposes and disposable medical products used in critical patient care. Mr. Wall serves on the board of directors of certain other privately-held health care businesses, and he is a director of Exogen, Inc., a publicly-traded corporation.

     Daniel M. Mulvena has served as Co-Chairman of the Board of Directors since August 1995. Mr. Mulvena is President of Commodore Associates, a private firm providing consulting services. Mr. Mulvena served as Vice-President and General Manager of the Mansfield Division of Boston Scientific Corporation, a publicly-traded corporation which manufactures and sells minimally invasive medical products ("BSC"), beginning in February 1992. Mr. Mulvena left BSC in April 1995 as Group Vice President Cardio/Cardiology responsible for the Mansfield, Cardiac Assist and Mansfield Electrophysiology Divisions of BSC. From August 1989 through October 1991, Mr. Mulvena was Chairman, President and Chief Executive Officer of Lithox Systems, Inc., a developer and manufacturer of medical devices and from October 1991 through February 1992 was a consultant to Lithox Systems, Inc. On January 20, 1992, Lithox System, Inc. filed a petition under Chapter 7 of the United States Bankruptcy Code. From 1980 to August 1989, Mr. Mulvena served in various executive capacities with Bard Implants and Bard Cardiosurgery, all divisions of C.R. Bard, Inc. a leading worldwide manufacture of medical devices. Mr. Mulvena formerly served as Vice Chairman of the Board of Directors of Life Medical Sciences, Inc. ("Life Medical"), a corporation engaged in the research and development of technologies for use in medical applications, from July 1992 to May 1995. Mr. Mulvena has served on the boards of several privately-held companies.

     Anthony J. Dimun has served as a director of the Company since its inception in 1992, served as Secretary of the Company from inception through August 1995 and served as a Vice President and Treasurer of the Company from inception through November 1996. Mr. Dimun has been a certified public accountant since 1968. Mr. Dimun has served as the Chief Financial Officer and Executive Vice President of Vital Signs since March 1991, its Secretary and Treasurer since December 1991, and as a director since August 1987. From July 1989 through February 1991, he served as Senior Vice President of First Atlantic Capital Ltd., a United States affiliate of an international merchant banking group. Since January 1988, he has been a principal of Strategic Concepts, Inc., a financial and acquisition advisory firm. From 1978 until August 1987, he was a partner in the accounting firm of Goldstein Golub Kessler & Company, P.C.

     Irwin M. Rosenthal has served as a director of the Company since August 1995 and as Secretary of the Company since September 1995. Mr. Rosenthal is a co-founder of Life Medical, and has served as Secretary, Treasurer and a director of Life Medical since its inception in 1990. Mr. Rosenthal is an attorney and since 1960 has specialized in securities law. He is currently a senior partner at Rubin Baum Levin Constant & Friedman. From January 1990 to November 1991, Mr. Rosenthal was a senior partner at the law firm of Baer, Marks and Upham and prior thereto he was an attorney at various other law firms. Mr. Rosenthal serves as Secretary and as a director of Magar Inc. a private investment firm ("Magar"), of which he is a principal stockholder. He is also a director of Magna-Lab, Inc., a publicly-traded medical technology company and Symbollon Corporation, a publicly-traded chemical and medical technology company, and is a general partner of Alliance Partners ("Alliance") which is a partnership which invests in companies and may take on a management role in such companies. See "Certain Relationships and Related Transactions."

     Dr. Herbert Moskowitz has served as a director of the Company since August 1995. Dr. Moskowitz, a former practicing dentist, has been the Chairman of the Board of Life Medical since August 1990, and served as its Chief Executive Officer from August 1990 to March 1993 and from December 1994 to May 1996. From 1986 to June 1990, he served in various capacities, including Chairman of the Board, Chief Executive Officer and President of Advanced Tissue Sciences, Inc., a publicly-traded company engaged in the growth of human organ tissue for potential therapeutic and laboratory applications. Dr. Moskowitz is also President and a director of Magar. Dr. Moskowitz is a general partner of Alliance. See "Certain Relationships and Related Transactions."

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as to the number of shares of Common Stock beneficially owned as of January 16, 1997, by (i) each person believed by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) the Named Executive Officers (as defined below) and each current director or nominee for director of the Company, and
(iii) all executive officers, directors and nominees for director of the Company as a group.


                                          NUMBER AND PERCENTAGE OF SHARES OF COMMON STOCK OWNED(1)(2)(3)
                                                                 PERCENT OF OWNERSHIP
           NAME AND ADDRESS OF           AMOUNT AND NATURE OF     OF ALL COMMON STOCK        PERCENT OF
            BENEFICIAL OWNER             BENEFICIAL OWNERSHIP         OUTSTANDING           VOTING POWER
--------------------------------------- ----------------------   ----------------------     -------------
Terence D. Wall(4)......................  451,560                       15.6%                   25.4%
 c/o Vital Signs, Inc.
 20 Campus Road
 Totowa, New Jersey 07512

Vital Signs, Inc.(5)....................  311,953                       10.8%                   17.5%
 20 Campus Road
 Totowa, New Jersey 07512

Cathtech Corp.(5).......................  311,953                       10.8%                   17.5%
 c/o Vital Signs, Inc.
 20 Campus Road
 Totowa, New Jersey 07512

Anthony Dimun(6)........................  4,366                           .2%                     .2%
 c/o Vital Signs, Inc.
 20 Campus Road
 Totowa, New Jersey 07512

Ultramed, Inc.(7).......................  239,784                        8.3%                   13.5%
 c/o Frank Joworisak
 Echocath, Inc.
 P.O. Box 7224
 Princeton, New Jersey  08543

David Vilkomerson(8)....................  44,068                         1.5%                    1.1%
 c/o Echocath, Inc.
 P.O. Box 7224
 Princeton, New Jersey  08543

Frank DeBernardis(9)....................  44,342                         1.5%                    2.3%
 c/o Echocath, Inc.
 P.O. Box 7224
 Princeton, New Jersey  08543

Guidant Corporation.....................  95,400                         3.3%                    5.4%
 111 Monument Circle
 Suite 2900
 Indianapolis, IN  46204
 Attn: General Counsel

Herbert Moskowitz(10)...................  78,750                         2.7%                    4.4%
 c/o Irwin Rosenthal
 30 Rockefeller Plaza
 29th Floor
 New York, New York  10112



                                          NUMBER AND PERCENTAGE OF SHARES OF COMMON STOCK OWNED(1)(2)(3)
                                                                 PERCENT OF OWNERSHIP
           NAME AND ADDRESS OF           AMOUNT AND NATURE OF     OF ALL COMMON STOCK        PERCENT OF
            BENEFICIAL OWNER             BENEFICIAL OWNERSHIP         OUTSTANDING           VOTING POWER
--------------------------------------- ----------------------   ----------------------     -------------
Irwin M. Rosenthal(10)..................  78,750                         2.7%                    4.4%
 c/o Irwin Rosenthal
 30 Rockefeller Plaza
 29th Floor
 New York, New York  10112

Marathon Investments, L.L.C.............  187,778                        6.5%                   10.5%
 c/o Cindy May
 Saginaw Control and Engineering
 95 Midland Road
 Saginaw, MI  48603

Daniel M. Mulvena(11)...................  4,000                           .1%                     .04%
 6 Fuller Lane
 Marblehead, Mass.  01945

Bradley Resources Corporation...........  95,810                         3.3%                    5.4%
 107 John Street
 Southport, Ct. 06490

All executive officers and directors
 as a group (including nominees)
 (7 persons)(12)....                     705,836                        24.0%                  37.8%


---------------
* Denotes less than 1%.

(1) Unless otherwise set forth herein, all shares set forth are shares of the Company's Class B Common Stock. The Class A Common Stock has one vote per share and the Class B Common Stock has five votes per share. All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) Certain holders have agreed that up to a portion of his or its shares of the Class B Common Stock are subject to transfer to the Company for no consideration upon the failure of certain conditions to occur by certain dates. So long as such shares are subject to such conditions, the holder may vote but not dispose of such shares.

(3) Does not include shares of Class A Common Stock underlying options not exercisable within 60 days following the date of this Proxy Statement.

(4) Mr. Wall is an officer, a director and a principal stockholder of Vital Signs and an officer and director of Cathtech Corp. ("Cathtech"). These shares include the 311,953 shares of Class B Common Stock owned by Cathtech.

(5) Cathtech, a wholly owned subsidiary of Vital Signs, is the beneficial owner of approximately 13% of the common stock of Ultramed. Vital Signs may be deemed to be a beneficial owner of the 311,953 shares of Class B Common Stock owned by Cathtech.

(6) Mr. Dimun is an officer and a director of Vital Signs and Cathtech. These shares do not include the 311,953 shares of Class B Common Stock owned by Cathtech, as to which Mr. Dimun disclaims beneficial ownership, since Mr. Dimun is not a principal stockholder of Vital Signs.

(7) A portion of the shares have been pledged to Vital Signs and a law firm as collateral for a loan and accounts payable, respectively. The pledgees disclaim beneficial ownership of such shares.

(8) Includes (i) options granted by Ultramed to Dr. Vilkomerson to purchase from Ultramed 7,526 shares of Class B Common Stock, which options are exercisable within 60 days following the date of this Proxy Statement, and
     (ii) an option granted by the Company to Dr. Vilkomerson to purchase 60,000 shares of Class A Common Stock, which option is exercisable within 60 days following the date of this Proxy Statement. Excludes (i) options granted by Ultramed to Dr. Vilkomerson to purchase from Ultramed 1,882 shares of Class B Common Stock of the Company, which options are not exercisable within 60 days following the date of this Proxy Statement, (ii) 239,784 shares of Class B Common Stock owned by Ultramed (of which he is an officer, director and approximately 13% stockholder), as to which Dr. Vilkomerson disclaims beneficial ownership and (iii) options to purchase 30,000 shares of Class A Common Stock which are not yet vested.

(9) Includes options granted by the Company to Mr. DeBernardis to purchase 8,000 shares of Class A Common Stock, which options are exercisable within 60 days following the date of this Prospectus. Excludes (i) 10,006 shares of Class B Common Stock held in a trust for the benefit of Mr. DeBernardis' children, as to which Mr. DeBernardis disclaims beneficial ownership and
     (ii) options to purchase 12,000 shares of Class A Common Stock which are not yet vested.

(10) Dr. Moskowitz and Mr. Rosenthal are each partners of Alliance, each holding a 50% ownership interest in such partnership.

(11) Includes options granted by the Company to Mr. Mulvena to purchase 8,000 shares of Class A Common Stock, which options are exercisable within 60 days following the date of this Proxy Statement and excludes options to purchase 12,000 shares of Class A Common Stock which are not yet vested.

(12) Includes 76,000 Shares of Class A Common Stock and 7,526 shares of Class B Common Stock issuable upon exercise of options exercisable within 60 days from the date of this Proxy Statement. Excludes (i) 1,882 shares of Class B Common Stock underlying options that are not exercisable within 60 days from the date of this Proxy Statement and (ii) options to purchase 54,000 shares of Class A Common Stock which are not yet vested.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Company has established an Executive Committee, a Compensation and Stock Option Committee, and an Audit Committee.

     The Executive Committee, consisting of Messrs. DeBernardis, Wall and Mulvena, and Dr. Moskowitz, exercises all the power and authority of the Board in the management and affairs of the Company between meetings of the Board to the extent permitted by law. The Executive Committee did not have any formal meetings during fiscal 1996.

     The Compensation and Stock Option Committee, consisting of Mr. Anthony Dimun and Dr. Herbert Moskowitz, makes recommendations to the Board concerning compensation, including incentive arrangements, of the Company's officers and key employees and others, administers the Company's Option Plan and determines the officers, key employees and others to be granted options under the Option Plan and the number of shares subject to such options. The Compensation and Stock Option Committee did not have any formal meetings during fiscal 1996.

     The Audit Committee, consisting of Messrs. Daniel Mulvena and Irwin Rosenthal, reviews the engagement of the Company's independent accountants and the independence of the accounting firm, the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee met one time during fiscal 1996.

     The Board met six times during fiscal 1996. Except for Dr. Moskowitz who missed one Board meeting, each of the directors attended 100% of the meetings of the Board and meetings of each committee of the Board on which such directors served.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended August 31, 1996, 1995 and 1994 to Frank A. DeBernardis, the Company's Chief Executive Officer, and to David Vilkomerson, the Company's Executive Vice President (the "Named Executive Officers"). No other executive officer received annual compensation in excess of $100,000 for the fiscal years ended August 31, 1996, 1995 and 1994.

                                                                           LONG TERM COMPENSATION
                                                                      -------------------------------------
                                      ANNUAL COMPENSATION                          AWARDS
                           ----------------------------------------   -------------------------------------
NAME AND PRINCIPAL POSITION    YEAR     ANNUAL SALARY     BONUS       SECURITIES UNDERLYING OPTIONS/SARS(#)
---------------------------    ----     -------------     -----       -------------------------------------
Frank A. DeBernardis.......    1996        $151,000(1)        $0                   20,000
  Chief Executive Officer      1995          76,000       25,000                        0
                               1994          98,854       25,000                        0

David Vilkomerson..........    1996        $151,000(1)        $0                   90,000
  Executive Vice President     1995          76,000       25,000                        0
                               1994          98,854       25,000                        0


---------------

(1)  Includes $26,000 of back pay.

STOCK OPTION TABLES

     STOCK OPTIONS GRANTED IN FISCAL 1996. The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended August 31, 1996, to each of the Named Executive Officers.

                                                                        INDIVIDUAL GRANTS
                                             ----------------------------------------------------------------------
                                                             PERCENT OF TOTAL
                                                NUMBER OF    OPTIONS GRANTED
                                               SECURITIES    TO EMPLOYEES IN
                                               UNDERLYING      FISCAL YEAR      EXERCISE OR BASE
NAME                                         OPTIONS GRANTED     1996(1)        PRICE (PER SHARE)   EXPIRATION DATE
----                                         --------------- ----------------   -----------------   ---------------
Frank A. DeBernardis........................     20,000           13.4%             $5.00            January 2001
  Chief Executive Officer

David Vilkomerson...........................     90,000           60.0%             $5.00            January 2001
  Executive Vice President


---------------


(1) In fiscal 1996, the Company granted a total of 150,000 options under the Option Plan. Such number was used in calculating the percentages above.


     AGGREGATED OPTION EXERCISES. The following table sets forth information (on an aggregate basis) concerning each exercise of stock options during the fiscal year ended August 31, 1996 by each of the Named Executive Officers and the final year-end value of unexercised options.


                                                               NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED "IN-THE-
                                                               UNEXERCISED OPTIONS AT FISCAL      MONEY" OPTIONS AT FISCAL YEAR-
                                                                           YEAR-END                           END(2)
                                                             ---------------------------------    -------------------------------
                              SHARES ACQUIRED     VALUE
                              ON EXERCISE(1)     REALIZED       EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
                              --------------     --------       -----------      -------------    -----------      ------------
Frank DeBernardis............        0              0              4,000          16,000               0                  0
  Chief Executive Officer

David Vilkomerson............        0              0             30,000          60,000               0                  0
  Executive Vice President


---------------

(1) As of the date hereof, none of the Named Executive Officers have exercised any of their options.

(2) Options are "in-the-money" at the fiscal year-end if the fair market vale of the underlying securities on such date exceeds the exercise or base price of the option. The last sales price of the securities underlying the options on August 31, 1996, was $4.25 per share, and the exercise price of the applicable options is $5.00 per share.

COMPENSATION OF DIRECTORS

     The Company pays all outside directors $500 for each Board or committee meeting attended. Outside directors may also be reimbursed for expenses incurred by them in acting as a director or as a member of any committee of the Board.

     In January 1996, the Company granted to each of Dr. Vilkomerson and Messrs. DeBernardis and Mulvena options under the Option Plan to acquire up to 90,000, 20,000, and 20,000 shares of Class A Common Stock, respectively, at an exercise price of $5.00 per share. Dr. Vilkomerson's options vest in three equal annual installments commencing on the date of grant. Messrs. DeBernardis' and Mulvena's options vest in five equal annual installments commencing on the date of grant. All of such options are exercisable for a period of five years following the date of vesting.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of Mr. Frank DeBernardis, to serve as President and Chief Executive Officer of the Company, and Dr. David Vilkomerson, to serve as Executive Vice President and Director of Research and Development of the Company. Each agreement is for a 13 month period, and each expires on January 23, 1997. Under the agreements, Mr. DeBernardis and Dr. Vilkomerson each receive a base salary of $125,000.

     The employment agreements with each of Mr. DeBernardis and Dr. Vilkomerson provide that each such agreement may be terminated by the Company only if such executive officer has materially breached his obligations under the agreement, engaged in willful misconduct against the Company or is found guilty of a felony by a court of competent jurisdiction which, in the discretion of the Board of Directors, will interfere with the performance of such executive officer's duties and responsibilities or will materially adversely affect the Company. The agreements also contain confidentiality and non-competition provisions. Upon expiration of their current employment agreements, it is anticipated that each of Mr. DeBernardis and Dr. Vilkomerson will enter into new employment agreements with the Company.

     The Company and Mr. Mulvena have entered into a consulting agreement pursuant to which Mr. Mulvena provides consulting services to the Company from July 1, 1995 through June 30, 1997, for up to 27 days per quarter at a rate of $1,000 per day. The agreement also provides for Mr. Mulvena to be reimbursed for his reasonable expenses, to be provided with Company benefits and also contains confidentiality and non-compete provisions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since October 1, 1992, Vital Signs has provided certain management services to the Company and incurred certain out-of-pocket expenses on behalf of the Company. In January 1996, the Company paid Vital Signs approximately $82,000 for such services and costs incurred. Management believes that the fees incurred by the Company did not exceed fees that would have been charged by unrelated parties for similar services.

     In September 1992, the Company sold 95,400 shares of Class B Common Stock of the Company to Eli Lilly for $2,250,000. The investment was part of a strategic alliance between the Company and HRT, pursuant to which HRT and the Company entered into the HRT Agreement. In August 1995, Eli Lilly transferred its Class B Common Stock to Guidant Corporation. In January 1996, the Company entered into an agreement to repurchase its rights under the HRT Agreement from Guidant Corporation for $575,000. Of such amount, $75,000 was paid by Alliance.

     Pursuant to an agreement, dated July 7,1995, between Alliance and the Company (the "Alliance Agreement"), Alliance satisfied a bank loan of the Company in the principal amount of $750,000 and in exchange the Company agreed to repay Alliance if the Company receives at least $23,040,000 in gross proceeds from the exercise of the Class B Warrants.

     In November 1995, Alliance loaned the Company $100,000, which loan bore interest at a rate of 9% per annum and was repaid in January 1996.

            PROPOSAL NO. II - AMENDMENT TO THE 1995 STOCK OPTION PLAN

     At a meeting held on September 20, 1996, the Board, subject to stockholder approval, adopted an amendment to the Option Plan increasing the number of shares of Class A Common Stock for which options and SARs may be granted under the Option Plan from 220,000 to 620,000.

     The following summary of the Option Plan, including the proposed amendment, is qualified in its entirety by the specific language of the Option Plan, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit A.

GENERAL

     In August 1995, the Board of Directors adopted and in January 1996 the stockholders approved the Option Plan. The Option Plan provides for the grant of incentive stock option ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs") to certain directors, officers and employees of the Company. The Option Plan further provides for the grant of NQSOs and stock appreciation rights ("SARs") to directors and agents of, and consultants to, the Company, whether or not employees of the Company. The purpose of the Option Plan is to attract and retain employees, agents, consultants and directors. Options and SARs granted under the Option Plan may not be exercisable for terms in excess of 10 years from the date of grant. In addition, no options or SARs may be granted under the Option Plan later than 10 years after the Option Plan's effective date. The total number of shares of Class A Common Stock with respect to which options and SARs will be granted under the Option Plan is

220,000. The shares subject to and available under the Option Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. Any shares subject to an option or SAR that terminates, expires or lapses for any reason, and any shares purchased pursuant to an option and subsequently repurchased by the Company pursuant to the terms of the option, shall again be available for grant under the Option Plan.

     If an optionee retires, all options held by him on the date of his retirement terminate on the earlier of the option's expiration or the first anniversary of the day of his retirement.

     If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option terminates.

     No option is assignable or transferable by the optionee except by will or by laws descent and distribution, and during the lifetime of the optionee the option may be exercisable only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Option Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization of the Company. To the extent deemed equitable and appropriate by the Committee, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation or dissolution, any option granted under the Option Plan pertains to the securities and other property to which a holder of the number of shares of Common Stock covered by the option would have been entitled to receive in connection with such event.

     The Board may discontinue the Option Plan at any time and may amend it from time to time. No amendment or discontinuation of the Option Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Exchange Act or other regulatory requirements.

     If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a subsidiary, all options granted to him and exercisable on the date of his termination of employment terminate on the earlier of such options' expiration or 90 days after the day his employment ends or as otherwise determined by the Committee. Any installments not exercisable on the date of such termination lapse and are thenceforth unexercisable.

     The specific future benefits or amounts to be received by directors, officers and employees under the Option Plan as proposed to be amended is not determinable. For the benefits and amounts received during the years ended August 31, 1996 by the Named Executive Officers, see the "Options in Last Fiscal Year" table, above. During that year, options to purchase an aggregate of 150,000 shares of Class A Common Stock were granted under the Option Plan, all of which remain outstanding. Current executive officers as a group received options for an aggregate of 110,000 shares, directors who are not executive officers received options for an aggregate of 20,000 shares and all employees other than executive officers, together with any other individuals, received options for an aggregate of 20,000 shares.

ADMINISTRATION

     The Option Plan is administered by the Board of the Company which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs, NQSOs or SARs, or a combination thereof, and the number of shares of Class A Common Stock to be subject to such options or SARs. In accordance with the discretion granted it under the terms of the Option Plan, the Board has delegated its power, duties and responsibilities under the Option Plan to the Compensation and Stock Option Committee (the "Committee"), which consists of two or more directors who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee is composed of Mr. Anthony Dimun and Dr. Herbert Moskowitz. The exercise price of options granted under the Plan shall not be less than the fair market value per share on the date of grant, as determined by the Board.

LIMITATIONS

     The Option Plan contains certain limitations applicable only to ISOs granted thereunder. To the extent that the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $ 100,000, the ISO will be treated as a NQSO. In addition, if an optionee owns more than 10% of the Company's stock at the time the individual is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years.

GRANTS

     In January 1996, the Company granted to each of Dr. Vilkomerson, Mr. Frank DeBernardis, and Mr. Daniel Mulvena, directors of the Company, and Dr. Abbott, and Dr. Isselbacher, Medical Advisors of the Company, options to purchase, up to 90,000, 20,000, 20,000, 10,000, and 10,000 shares of Class A Common Stock, respectively, at an exercise price of $5.00 per share.

     As of the date hereof none of these options have been exercised and no additional options have been granted. Giving effect to the proposed amendment to the Option Plan, there remain 470,000 shares of Class A Common Stock available for issuance upon the exercise of options to be granted pursuant to the Option Plan.

     On January 20, 1997, the closing bid price for the Class A Common Stock on the Nasdaq SmallCap Market'tm' was $4.50.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Option Plan may be either incentive or non-qualified stock options. Incentive stock options are those that are intended to be treated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code as currently in effect, and under Treasury Regulations specifying that an option does not have a readily ascertainable fair market value unless it meets certain conditions not met here, the grant of either an incentive stock option or a non-qualified option under the Option Plan is not taxed at the time of grant.

     When a non-qualified option is exercised, the excess of the fair market value of the shares received over the option price is taxable as ordinary income to the option holder. Special rules may apply to exercises by officers and directors.

     The holder of an incentive stock option generally will not be taxed when the option is exercised and, provided the Common Stock received upon exercise is not disposed of within one year of receipt of the shares upon exercise or two years of the date on which the option is granted, the gain on the subsequent disposition will receive long-term capital gains treatment.

     For a non-qualified option, the Company generally will be entitled to a deduction at the same time and in the same amount that the option holder recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. For an incentive stock option, the Company will not be entitled to a deduction upon the exercise of the option. However, if an incentive stock option holder disposes of the stock within the holding periods described above, he may recognize ordinary income and the Company generally would be entitled to a deduction in an equivalent amount.

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. II.

         PROPOSAL NO. III - APPROVAL AND ADOPTION OF THE INVESTMENT PLAN

GENERAL

     On September 20, 1996, the Board, subject to stockholder approval, adopted the Investment Plan covering 300,000 shares of Class A Common Stock. The following is a summary of certain terms of the Investment Plan, the full text of which is set forth in Exhibit B annexed to this Proxy Statement.

PURPOSE

     The purpose of the Investment Plan is to provide employees of the Company with an opportunity to purchase shares of Class A Common Stock through payroll deductions, or otherwise, and to receive options to purchase Class A Common Stock in order to foster interest in the Company's success, growth and development and to attract and retain highly skilled and qualified employees.

SHARES COVERED BY THE INVESTMENT PLAN

     A total of 300,000 shares of Class A Common Stock may be purchased pursuant to the Investment Plan. Such shares may either be treasury shares purchased on the market by the Company or shares originally issued by the Company, subject to determination by the Committee. Unless otherwise specified by the Committee with respect to purchases for a particular Window Period, shares purchased pursuant to the Investment Plan will be originally issued by the Company. In the event that shares are to be purchased from the treasury and there are insufficient shares in the Company's treasury to cover the aggregate amount of shares required for a particular Window Period, the Company will retain an independent agent to purchase such shares in the market on behalf of the Company.

ADMINISTRATION

     The Investment Plan will be administered by the Committee. The Committee is authorized to make, administer and interpret rules and regulations determined by the Committee to be necessary to administer the Investment Plan. Any determination, decision or action of the Committee in connection with the interpretation, administration or application of the Investment Plan will be binding upon all participants.

WINDOW PERIODS; ELIGIBILITY; PURCHASE PRICE; PAYMENT

     Employee purchases are intended to be made during 15-day periods designated by the Board (each a "Window Period") occurring at six month intervals. The Initial Window Period will begin on June 1, 1997 and end on June 15, 1997.

     In order to be eligible to participate in the Investment Plan for any Window Period, a participant must have been employed by the Company or its subsidiaries during such Window Period. For purposes of the Investment Plan, a participant will be deemed to be an employee of the Company if he or she works for the Company or its subsidiaries at least 20 hours per week. Employee directors and non-employee officers of the Company are not eligible to participate.

     The price of shares of Class A Common Stock purchased under the Investment Plan will be equal to the Fair Market Value (as defined in the Investment Plan) of such shares on the last trading day of the Window Period.

     The Company will deposit funds received by it for purchase under the Investment Plan or payroll deductions in a commercial bank designated by the Committee. Promptly after the end of the Window Period, the Company will utilize the amounts invested by participants, together with the interest earned on deposited payroll deductions, as calculated by the Company, to purchase Class A Common Stock at the purchase price determined in accordance with the Investment Plan. Fractional shares will not be purchased. Instead, payments which would have been utilized to purchase fractional shares will be retained in a participant's account for investment during the following Window Period.

     Subject to the terms of the Investment Plan, all shares which have been purchased shall be delivered two years from the date of purchase, provided that such shares are fully paid. To the extent that a share is fully paid prior to the end of such two year period, and subject to the option forfeiture, a participant who is an employee at the time of the requested transfer, shall be entitled to sell or otherwise transfer or convey the shares.

OPTIONS

     Subject to the terms and provisions of the Investment Plan, options shall be granted to participants upon the purchase of shares under the Investment Plan as of the last day of the Window Period during which such shares have been purchased. The number of options to be granted in connection with each purchase of shares shall be a function of the degree to which the Company attains predesignated performance goals. The Board's or the Committee's determination with respect to the degree of achievement of the predesignated performance goals shall govern the number of shares under option which shall be granted in connection with each share purchased. The minimum number of shares to be granted under option in connection with the purchase of each share shall be one, and the maximum shall be three.

     The exercise price for each option granted under the Investment Plan shall equal the Fair Market Value (as defined in the Investment Plan) of a share of Class A Common Stock on the last trading day of the Window Period during which the option shall have been granted. Each option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no option shall be exercisable later than ten years and one day from the date on which the option was granted. Options granted under the Investment Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each participant; provided, however, that no option shall be exercisable within two years after the date of its grant other than in connection with a Change in Control (as defined in the Investment Plan). The option exercise price shall be payable to the Company in full either: (a) in cash or its equivalent or (b) by tendering previously acquired shares or Class A Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (c) by a combination of both such approaches. The Committee also may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions, or by any other means which the Committee determines to be consistent with the Plan's purposes and applicable law.

ENROLLMENT

     In order to participate in the Investment Plan with respect to a Window Period, an employee must enroll in the Investment Plan prior to, and must satisfy all eligibility requirements as of, the first day of the Purchase Period. Enrollment forms will be made available by, and must be returned to, the Company's Controller. Unless a participant withdraws, enrollment will automatically carry-over from Purchase Period to Purchase Period; employees need not re-enroll each Purchase Period in order to continue participating in the Investment Plan.

TERMINATION OF EMPLOYMENT

     Except as otherwise provided in the Investment Plan, in the event a participant (i) sells, transfers or otherwise conveys a fully paid share prior to the end of the two year holding period or (ii) directs the plan administrator to cease making payroll deductions before all shares which the participant previously indicated he desired to purchase are fully paid, then in each such case, the right to exercise the options granted in connection with the purchase of a fully paid share shall be contingent upon the participant's completion of five years continuous employment with the Company or any of its subsidiaries subsequent to the last day of the Window Period in which the participant agreed to purchase such share.

     In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, the participant will be credited with all shares which are fully paid as of the date of employment termination. If, at the time of employment termination, the participant has not fully paid all outstanding shares purchased, the number of shares which shall be deemed fully paid shall be determined at the sole discretion of the plan administrator. All outstanding shares which are not fully paid as of the date of employment termination shall be forfeited to the Company, and shall once again become available for purchase under the Investment Plan. If a Participant's death, disability, or retirement occurs after the delivery of shares to him or her, such shares shall not be affected by the employment termination. All outstanding options granted to the participant corresponding to shares fully paid for prior to the participant's termination of employment which are then exercisable (and, accordingly, which have been held at least two years from the grant date) (collectively, the "Covered Options"), shall not be forfeitable in the event of death or disability, but shall be forfeitable in the event of retirement and, if not so forfeitable, shall remain exercisable at any time prior to their expiration date, or for one year after the date of death, disability, or retirement, whichever period is shorter, by the participant or by such person or persons that have acquired the participant's rights under the option by will or by the laws of descent and distribution. The Plan Administrator shall, in all cases, determine the date of employment termination. All options granted to the participant pursuant to the Investment Plan other than the Covered Options shall be forfeited and shall once again be available for grant under the Plan.

     In the event that the Company or its subsidiaries terminates the employment of a participant as a result of a Disqualifying Termination (as defined in the Investment Plan): the participant will be credited with all shares which are fully paid as of the date of employment termination. All outstanding shares which are not fully paid as of the date of employment termination shall be forfeited to the Company and shall once again become available for purchase under the Investment Plan. Shares which have been delivered to a participant prior to employment termination shall not be affected. Upon such termination, a participant shall forfeit (i) all options for which the requirements of the Investment Plan have not been met, and (ii) all other options granted to the participant under the Investment Plan which do not constitute Covered Options. Covered Options for which the requirements of the Investment Plan have been met may be exercised by the participant within the period beginning on the effective date of employment termination, and ending three months after such date.

AMENDMENT OR TERMINATION

     The Board may amend or terminate the Investment Plan at any time. In the event that the Investment Plan is terminated prior to the last day of a Window Period, such Window Period shall be deemed to have ended on the effective date of such termination.

FEDERAL INCOME TAX CONSEQUENCES

     BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS.

     Neither the stock initially purchased under the Investment Plan, nor the stock options granted in connection with such purchases, are includible in an employee's income at the time of purchase or grant, respectively, and the Company is not entitled to a tax deduction at those times.

     Upon exercise of any option, the employee is required to include in ordinary income the excess of the Fair Market Value of the stock on the date of exercise over the exercise price. The Company will be entitled to a tax deduction in the amount so includible in the employee's income.

     The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Investment Plan.

     The Investment Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), and is not qualified under
Section 401 of the Code.

ADMINISTRATIVE MATTERS

     The amounts received by the Company upon the purchase of shares of Class A Common Stock pursuant to the Investment Plan will be used for general corporate purposes.

     No directors will receive any benefit as a result of the adoption of the Investment Plan. The benefits that will be received as a result of the adoption of the Investment Plan by the current executive officers of the Company and by all eligible employees are not currently determinable. As of January 23, 1997, approximately 16 employees of the Company would have been eligible to participate in the Investment Plan had it been implemented on that date.

     The specific future benefits or amounts to be received by eligible participants under the Investment Plan is not determinable.

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. III.

  PROPOSAL NO. IV - RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the accounting firm of KPMG to serve as its independent accountants to audit the financial statements of the Company for the fiscal year ending August 31, 1997. KPMG also served as the independent accountants for the Company during its 1996 and 1995 fiscal years. Management recommends that this decision be ratified by the stockholders. Should the holders of a majority of the shares of Stock represented at the Meeting in person or by proxy not approve the selection of KPMG, the Company will interpret this as an instruction to seek other auditors.

     Representatives from KPMG are expected to be present at the Meeting. They will have an opportunity to make a statement at the Meeting if they so desire, and are expected to be available to respond to appropriate questions.

     Unless otherwise specified, shares of Stock represented by proxies will be voted for ratification of KPMG as independent public accountants. If the stockholders do not so approve, the selection of independent public accountants will be reconsidered by the Board.

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. IV.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Certain officers, directors and/or principal stockholders of the Company filed their initial Form 3 filings several days late following the effective date of the Company's initial public offering. The Company is not aware of any other late filings pursuant to Section 16(a) of the Exchange Act.

                          PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders to be held during 1998 must be received by the Company before September 26, 1997 for inclusion in the Company's proxy and proxy statement relating to said meeting. The Company has received no proposals from stockholders for consideration at the Annual Meeting of Stockholders to be held on February 7, 1997.

                                  OTHER MATTERS

     The management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters.

     The Company's Annual Report on Form 10-K, which includes the Company's audited financial statements for the fiscal year ended August 31, 1996, is being mailed concurrently herewith to all of the Company's stockholders of record.

                                       By Order of the Board of Directors

                                       Irwin M. Rosenthal
                                       Secretary

                                                                       Exhibit A







                                 ECHOCATH, INC.

                             1995 STOCK OPTION PLAN

                                 ECHOCATH, INC.

                             1995 STOCK OPTION PLAN

                                Table of Contents


                                                                                                 Page
                                                                                                 ----
1.   Purpose of the Plan..........................................................................  1

2.   Stock Subject to the Plan....................................................................  1

3.   Administration of the Plan...................................................................  1

4.   Type of Options..............................................................................  1

5.   Eligibility..................................................................................  2

6.   Restrictions on Incentive Stock Options......................................................  2

7.   Option and SAR Agreements....................................................................  2

8.   Option Price.................................................................................  3

9.   Manner of Payment; Manner of Exercise........................................................  3

10.  Exercise of Options and SARs.................................................................  4

11.  Term of Options and SARs; Exercisability.....................................................  4

12.  Options and SARs Not Transferable............................................................  4

13.  Terms and Conditions of SARs.................................................................  5

14.  Recapitalization, Reorganizations and the Like...............................................  5

15.  No Special Employment Rights.................................................................  6

16.  Withholding..................................................................................  6

17.  Restrictions on Issuance of Shares...........................................................  7

18.  Purchase for Investment; Rights of Holder on Subsequent Registration.........................  7

19.  Loans........................................................................................  7

20.  Modification of Outstanding Options and SARs.................................................  7

21.  Approval of Stockholders.....................................................................  8

22.  Termination and Amendment of Plan............................................................  8

23.  Limitation of Rights in the Option Shares....................................................  8

24.  Notices......................................................................................  8



                                 EECHOCATH, INC.

                             1995 STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN.

     The purpose of the Echocath, Inc., 1995 Stock Option Plan (the "Plan") is to advance the interests of Echocath, Inc., a New Jersey corporation (the "Company"), by providing an opportunity for ownership of the stock (or, in the case of SARs, as defined below, the appreciation of the value of the stock) of the Company by employees, agents and directors of, and consultants to, the Company and its subsidiaries. By providing such opportunity, the Company seeks to attract and retain such qualified personnel, and otherwise to provide additional incentive for grantees to promote the success of its business.

     2. STOCK SUBJECT TO THE PLAN.

     (a) The total number of shares of the authorized but unissued or treasury shares of the Class A common stock, no par value per share, of the Company (the "Common Stock") for which options (the "Options") and stock appreciation rights ("SARs") may be granted under the Plan shall be 220,000, subject to adjustment as provided in Section 14 hereof.

     (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan; provided, however, that shares as to which an Option has been surrendered in connection with the exercise of a related SAR will not again be available for subsequent Option or SAR grants under the Plan.

     (c) Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board").

     3. ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting any Option or SAR granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of Common Stock and may grant SARs, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Option and SAR agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option and SAR agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option or SAR agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "disinterested persons" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualified as a "disinterested person" within the meaning of paragraph (c)(2) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

     4. TYPE OF OPTIONS.

     Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of
Section 422 of the Code.

     5. ELIGIBILITY.

     Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Income Tax Regulations (the "Regulations") promulgated thereunder. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents, directors of and consultants to the Company, whether or not otherwise employees of the Company.

     In determining the eligibility of an individual to be granted an Option or SAR, as well as in determining the number of shares to be subject to any such Option or SAR, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

     6. RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

     Incentive stock options (but not non-qualified options) granted under the Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Shares. Ordinarily, the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under the Plan and all such other plans.

     (b) Ten Percent (10%) Shareholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

       (i) The Option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such Option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

       (ii) The incentive stock option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

     7. OPTION AND SAR AGREEMENTS.

     Each Option and SAR shall be evidenced by an agreement (the "Agreement") duly executed on behalf of the Company and by the grantee to whom such Option or SAR is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option or SAR shall be granted within the meaning of the Plan and no purported grant of any Option or SAR shall be effective until the Agreement shall have been duly executed on behalf of the Company and the grantee. More than one Option and SAR may be granted to an individual, subject, if applicable, to the limitations of Section 6 hereof.

     8. OPTION PRICE.

     (a) Subject to the conditions set forth in Section 8(d) hereof, the option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board; provided, however, that such option price shall be not less than the fair market value of the shares subject to such Option, determined as of the date of grant of such Option.

     (b) Subject to the conditions set forth in Sections 6(b) and 8(d) hereof, the option price or prices of shares of the Company's Common Stock for incentive stock options shall be at least the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

     (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" prices on the National Daily Quotation Service for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

     (d) Prior to the effective date of the Company's contemplated initial public offering, the Company may not grant options to purchase more than 120,000 shares of Common Stock. Such options, if any, so granted must be granted at an exercise price per share of not less than the per share initial public offering price of the Common Stock (without giving any value to warrants which may be issued in conjunction with Common Stock in such initial public offering). "Initial public offering" means an initial public offering underwritten by D.H. Blair Investment Banking Corp. on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended ("1933 Act"), covering the offer and sale of equity securities of and for the account of the Company.

     9. MANNER OF PAYMENT; MANNER OF EXERCISE.

     (a) Options granted under the Plan may provide for the payment of the option price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the option price of such Options, (ii) shares of Common Stock owned by the grantee having a fair market value equal in amount to the option price of the Options being exercised, or (iii) any combination of (i) and (ii); provided, however, that payment of the option price by delivery of shares of Common Stock owned by such grantee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered as payment upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof.

     (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 9(a) hereof. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after thirty (30) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

     10. EXERCISE OF OPTIONS AND SARS.

     Each Option and SAR granted under the Plan shall, subject to Section 11(b) and Section 14 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no Option or SAR granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an Option or SAR is not exercised by a grantee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. The exercise of an Option shall result in the cancellation of any related SAR with respect to the same number of shares of Common Stock as to which the Option was exercised.

     11. TERM OF OPTIONS AND SARS; EXERCISABILITY.

     (a) Term.

       (i) Each Option and SAR shall expire on a date determined by the Board which is not more than ten (10) years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

       (ii) Except as otherwise provided in this Section 11, an Option or SAR granted to any grantee whose employment, by the Company or any of its subsidiaries, is terminated, shall terminate on the earlier of
              (i) ninety (90) days after the date such grantee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option or SAR expires by its terms.

       (iii) If the employment of a grantee is terminated by the Company or any of its subsidiaries for cause or because the grantee is in breach of any employment agreement or because the grantee voluntarily terminates such employment, such Option or SAR will terminate on the date the grantee's employment is terminated by the Company or any such subsidiary, unless the Board determines, at the time of such option, to extend such option for a specified period (but not beyond the period described in Section 11(a)(ii)).

       (iv) If the employment of a grantee is terminated by the Company or any of its subsidiaries because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option or SAR shall terminate on the earlier of (i) one (1) year after the date such grantee's employment, by the Company or any such subsidiary, is terminated, or (ii) the date on which the Option or SAR expires by its terms.

       (v) In the event of the death of any grantee, any Option or SAR granted to such grantee shall terminate one (1) year after the date of death, or on the date on which the Option or SAR expires by its terms, whichever occurs first.

     (b) Exercisability.

       (i) An Option or SAR granted to a grantee whose employment, by the Company or any of its subsidiaries, is terminated, for whatever reason, including, without limitation, death or disability, shall be exercisable only to the extent that such Option or SAR has accrued and is in effect on the date such grantee's employment, by the Company or any such subsidiary, is terminated.

       (ii) Neither an SAR nor an Option granted in connection with an SAR to a person subject to Section 16(b) of the Exchange Act may be exercised before six (6) months after the date of grant.

     12. OPTIONS AND SARS NOT TRANSFERABLE.

     The right of any grantee to exercise any Option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent and distribution, or the rules thereunder, and any such Option or SAR shall be exercisable during the lifetime of such grantee only by him or her. Any Option or SAR granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the Option or SAR is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such Option or SAR.

     13. TERMS AND CONDITIONS OF SARS.

     (a) An SAR may be granted separately or in connection with an Option (either at the time of grant or at any time during the term of the Option).

     (b) The exercise of an SAR shall result in the cancellation of the Option to which it relates with respect to the same number of shares of Common Stock as to which the SAR was exercised.

     (c) An SAR granted in connection with an Option shall be exercisable or transferable only to the extent that such related Option is exercisable or transferable.

     (d) Upon the exercise of an SAR related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

       (i) The difference obtained by subtracting the option price of a share of Common Stock specified in the related Option from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board), by

       (ii)   The number of shares as to which such SAR is exercised.

     (e) An SAR granted without relationship to an Option shall be exercisable as determined by the Board, but in no event after ten (10) years from the date of grant.

     (f) An SAR granted without relationship to an Option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying:

       (i) The difference obtained by subtracting the fair market value of the a share of Common Stock on the date the SAR was granted from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board), by

       (ii)   The number of shares as to which such SAR is exercised.

     (g) Notwithstanding Sections 13 (d) and 13 (f) hereof, the Board may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted.

     (h) At the discretion of the Board, payment of the amount determined under Sections 13 (d) and 13 (f) hereof may be made solely in whole shares of Common Stock valued at their fair market value on the date of exercise of the SAR (as determined by the Board), or solely in cash, or in a combination of cash and shares. If the Board decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

     14. RECAPITALIZATION, REORGANIZATIONS AND THE LIKE.

     In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options and SARs may be granted under the Plan and as to which outstanding Options, SARs, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options and SARs shall be made without change in the total price applicable to the unexercised portion of such Options and SARs and with a corresponding adjustment in the option price per share.

     In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the grantee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the grantee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

     The Board shall also have the power and right to accelerate the exercisability of any Option, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any Option or portion thereof originally designated as an incentive stock option that no longer qualifies as an incentive stock option under Section 422 of the Code as a result of such acceleration shall be redesignated as a non-qualified stock option without the necessity of further Board action.

     A "Change in Control" shall be deemed to have occurred if any person, or any two (2) or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one (1) or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

     Upon dissolution or liquidation of the Company, all Options and SARs granted under this Plan shall terminate, but each grantee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option or SAR to the extent then exercisable.

     If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option grant shall not reduce the number of shares otherwise available for issuance under the Plan.

     No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     15. NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any Option or SAR granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option or SAR holder from the rate in existence at the time of the grant of an Option or SAR. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time of such occurrence pursuant to uniform nondiscriminatory criteria.

     16. WITHHOLDING.

     The Company's obligation to deliver shares upon the exercise of any non-qualified Option granted under the Plan, or cash upon the exercise of an SAR granted under the Plan, shall be subject to the grantee's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and grantee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an Option, such election to be made not less than six (6) months prior to such exercise and which election may be revoked only upon six (6) months prior written notice.

     17. RESTRICTIONS ON ISSUANCE OF SHARES.

     (a) Notwithstanding the provisions of Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

       (i) The shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

       (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of Options shall be effective, and the Company shall use its reasonable efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Option may be exercised, except as otherwise agreed to by the Company in writing in its sole discretion.

     18. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

     Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the 1933 Act, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option or SAR unless the person who exercises such Option or SAR, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option or SAR for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     19. LOANS.

     At the discretion of the Board, the Company may loan to the grantee some or all of the option price of the shares acquired upon exercise of an Option.

     20. MODIFICATION OF OUTSTANDING OPTIONS AND SARS.

     Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

     21. APPROVAL OF STOCKHOLDERS.

     The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no later than twelve (12) months after the date of adoption of the Plan by the Board. Should the stockholders of the Company fail to approve the Plan within such twelve-month period, all Options granted thereunder shall be and become null and void.

     22. TERMINATION AND AMENDMENT OF PLAN.

     Unless sooner  terminated as herein provided,  the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 21 hereof, increase the maximum number of shares for which Options and SARs may be granted or change the designation of the class of persons eligible to receive Options and SARs under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act (if applicable), applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of a grantee, affect his or her rights under an Option or SAR theretofore granted to him or her.

     23. LIMITATION OF RIGHTS IN THE OPTION SHARES.

     A grantee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the grantee.

     24. NOTICES.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the Chief Executive Officer at the Company's principal place of business; and, if to a grantee, to his or her address as it appears on the records of the Company.

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



                                                                       Exhibit B







                            ECHOCATH INVESTMENT PLAN

                            ECHOCATH INVESTMENT PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION.

1. ESTABLISHMENT OF THE PLAN. EchoCath, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), pursuant to authorization by its Board of Directors, hereby establishes a stock purchase and stock option plan to be known as the "EchoCath Investment Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of options to eligible Employees upon the purchase of plan shares.

     Subject to approval of appropriate regulatory authorities, the Plan shall become effective as of September 20, 1996 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 hereof.

1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon those who judgment, interest, and special effort the successful conduct of its business largely is dependent.

1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 12 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. In the absence of an amendment adopted by the Board to extend the Plan, the Plan shall end ten years and one day after the Effective Date.

ARTICLE 2. DEFINITIONS.

     Wherever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     (a) "Award Agreement" means an agreement to be entered into by and between the Company and each Participant, setting forth the terms and conditions applicable to each purchase of Plan Shares under the Plan, and of the corresponding grant of Options.

     (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (c) "Base Salary" with respect to a particular Window Period means (i) in the case of an Employee who has been employed by the Company or its subsidiaries for at least one year prior to the first day of such Window Period, the aggregate amount of income set forth on the form W-2 provided to a Participant by the company or its subsidiaries for the calendar year prior to the calendar year in which the Window Period occurs, and (ii) in the case of an Employee who has not been employed by the company or its subsidiaries for at least one year prior to the first day of such Window Period, the annual salary of such Employee at the commencement of such Window Period. Determinations of Base Salary shall be made by the committee in its sole discretion or, upon delegation by the Committee, by the Plan Administrator.

     (d) "Change in Control" shall mean any of the following events:

       (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company, other than any person or group of persons who held such total voting power on the date that this Plan was first adopted by the Board, possessing 33 1/3% or more of the total voting power of the capital stock of the Company;

       (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company or

       (iii) a change of 50% (rounded to the next whole percent) in the membership of the Board of Directors within a 12- month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee"  means  the   Company's   Compensation   and  Stock  Option
     Committee.

     (g) "Company" means EchoCath, Inc., a New Jersey corporation, or any successor thereto as provided in Article 15 hereof.

     (h) "Director" means any individual who is a member of the Board of Directors of the Company.

     (i) "Disability" shall mean total and permanent disability as determined by the Committee.

     (j) "Disqualifying Termination" for the purposes of this Plan shall be determined by the Committee, and shall mean a termination of employment for: (i) an act or acts of dishonesty committed by a Participant; or (ii) violations by a Participant of the policies and procedures of the Company applicable to the Participant's employment or job category which are: (A) grossly negligent or (B) willful and deliberate.

     (k)   "Employee"   means  any  employee  of  the  Company  or  any  of  its
     subsidiaries, except that the term "Employee" shall not include any employee who is also a Director.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (m) "Fair Market Value" means the closing sales price for Shares as quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on the relevant date, or if there were no sales on such date, the closing sales price for Shares as quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on the first immediately preceding date on which such price is quoted.

     (n) "Fully Paid" means that a Participant has satisfied the full purchase price for Plan Shares by either (i) paying cash in one lump sum to the Plan Administrator or (ii) by paying in full, as determined by the Plan Administrator in accordance with any payroll deduction program as shall be implemented by the Plan Administrator with the approval of the Committee. All such determinations shall be subject to the provisions of Section 6.4 hereof.

     (o) "Option" means an option to purchase Shares granted under Article 7 hereof. It is intended that Options under this Plan shall not be incentive stock options for federal income tax purposes.

     (p) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     (q) "Participant" means an Employee of the Company who has purchased Plan Shares and who has outstanding an Option granted under the Plan.

     (r) "Plan Administrator" means the individual or committee designated by the Committee to administer this Plan; or the Committee if no such designation has been made.

     (s) "Plan Shares" means Shares purchased by Participants pursuant to the terms of Article 6 hereof.

     (t) "Shares" means the shares of Class A Common Stock, no par value, of the Company.

     (u) "Window Period" means the time period designated by the Board, during which Eligible Employees may purchase Plan Shares, pursuant to the terms of
     Article 6 hereof. The initial Window Period shall begin June 1, 1997, and end June 15, 1997. Subsequent Window Periods shall last approximately fifteen days each, and shall occur, at times designated by the Board; it is currently intended that Window Periods will occur at six months intervals.

ARTICLE 3. ADMINISTRATION.

3.1 THE COMMITTEE. The plan shall be administered by the Committee, or by a Plan Administrator appointed by the Committee. The Plan Administrator shall be appointed from time to time by, and shall serve at the discretion of, the Committee. The Committee and the Plan Administrator shall, in turn, retain independent agents to purchase Shares in the market for purposes of the Plan unless the Committee determines from time to time that such Shares shall be issued directly by the Company.

3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have the power to establish performance measures which will govern the number of Options available in connection with purchases of Plan Shares, to determine the degree to which the predesignated performance measures are attained by the Company, and to determine the terms and conditions applicable to purchases of Plan Shares and grants of Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12 hereof) to amend the terms and conditions of any outstanding Plan Share or Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority as identified hereunder to a Plan Administrator or such other persons as it may deem appropriate.

3.3 DECISIONS BINDING. All interpretations of the Plan, determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Participants.

ARTICLE 4. SHARES SUBJECT TO THE PLAN.

4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 hereof, the total number of Shares available for purchase as Plan Shares and for grant under Options pursuant to the Plan may not exceed 300,000. These 300,000 Shares may be either authorized but unissued, or required, Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

     (a) the sale of Plan Shares shall reduce the Shares available for purchase and/or grant under the Plan by the number of Shares sold; and

     (b)  unless  and  until  an  Option  is  cancelled,   lapses,  expires,  or
     terminates, it shall be counted against the authorized pool of Shares.

4.2 LAPSED AWARDS. If any Plan Share purchase or Option grant under this Plan is cancelled, terminates, expires or lapses for any reason, any Plan Shares and/or any Shares subject to such Option shall again be available for purchase and/or grant under the Plan.

4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be purchased or delivered under the Plan, and in the number and class of and/or price of outstanding Plan Shares and Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Plan Shares and the Shares subject to any Option shall always be a whole number.

ARTICLE 5. PARTICIPATION.

     All persons who are Employees during a Window Period shall be given the opportunity to purchase Plan Shares during such Window Period, provided that such purchases are within the limits set forth in Section 6.2 hereof and provided that in the event that the Board terminates the Plan, no Employee shall have the right to purchase Plan Shares pursuant to Article 6 hereof in any Window Period commencing subsequent to such termination. Each Participant's eligibility for grants of Options pursuant to Article 7 hereof shall be contingent upon the Participant's Purchasing Plan Shares, as set forth in
Article 6 hereof.

ARTICLE 6. PURCHASES OF PLAN SHARES.

6.1 PLAN SHARE PURCHASES. An Employee shall only be entitled to purchase Plan Shares during a Window Period if such Employee is an Employee during such Window Period. Each Plan Share purchased by a Participant under this Plan shall entitle the Participant to be granted an Option to purchase a specified number of Shares under Option, as set forth in Article 7 herein. Purchases of Shares by Participants other than pursuant to this Plan shall not entitle Participants to receive option grants under Article 7 herein.

6.2 MAXIMUM AND MINIMUM PLAN SHARE PURCHASES. All Plan Share purchases shall occur during a Window Period. The Fair Market Value of the Plan Shares purchased shall be determined pursuant to the provisions of Section 6.3 hereof. For each Window Period, the maximum aggregate Fair Market Value of Plan Shares which may be purchased by an Employee is $50,000, unless the Committee approves a higher limit on a case-by-case basis with respect to specific Employees. For any Window Period, no Participant shall be permitted to purchase Plan shares having an aggregate Fair Market Value equal to less than one half of one percent of Base Salary for that Window Period.

6.3 PURCHASE PRICE. The price of each Plan Share purchased under this Plan shall equal the Fair Market Value of a Share on the last trading day of the applicable Window Period.

6.4 PROCEDURE FOR PURCHASING PLAN SHARES. A Participant who desires to purchase Plan Shares shall notify the Plan Administrator, in writing, of the number of Plan Shares to be purchased, and of the desired manner of paying for the Plan Shares. Subject to Section 6.2 hereof, all applicable rules and regulations of the United States Securities and Exchange Commission, and the Plan Administrator's ability to reduce the number of Plan Shares to be purchased to a whole number, the Plan Administrator shall cause to be issued from the Company or shall purchase, on behalf of the Participant, the number of Plan Shares indicated by the Participant, within thirty (30) days after the end of the applicable Window Period. The Plan Administrator shall establish an account in the name of each Participant, for the purpose of administering the Plan Shares purchased by each Participant. The Plan Administrator shall have the discretion to establish rules and procedures for purchasing Plan Shares on behalf of Participants, and for administering the Plan Share accounts of Participants.

     In addition, the Plan Administrator shall provide each Participant who purchases Plan Shares with an Award Agreement, setting forth the terms and provisions applicable to the Plan Shares purchased, and the Options granted to the Participant in connection with the purchase of Plan Shares. Purchases requested by Employees who fail to execute the Award Agreement tendered by the Plan Administrator may be voided by the Plan Administrator. Subject to the terms of the Plan and any terms approved by the Committee, and to the conditions placed on each Plan Share purchase opportunity, each Participant shall satisfy the purchase price for Plan Shares by paying cash in one lump sum to the Plan Administrator. If permitted by the Plan Administrator, an Employee may satisfy the purchase price for Plan Shares by a combination of paying cash and payroll deductions.

     In the event that any Participant whom the Plan Administrator permits to pay for Plan Shares through payroll deductions subsequently directs the Plan Administrator to cease making payroll deductions before all Plan Shares which the Participant previously indicated he desired to purchase are Fully Paid, the
(i) the Participant  will forfeit all Plan Shares which are not then Fully Paid,
(ii) the Participant will forfeit all Options related to any Plan Shares which are not then Fully Paid and (iii) all options related to any Fully Paid Plan Shares will be subject to the Option forfeiture provisions contained in Article 8 hereof. The Participant's Award Agreement will be revised to indicate the forfeited Plan Shares and Options and the Option forfeiture requirements described in Article 8 applicable to any other Options.

6.5 HOLDING PERIOD FOR PLAN SHARES. Subject to the terms of this Plan, all Plan Shares which have been purchased shall be delivered two (2) years from the date of purchase, provided that such Shares are Fully Paid. To the extent that a Plan Share is Fully Paid prior to the end of the two (2) year holding period, and subject to the option forfeiture provisions set forth in Article 8 hereof, a Participant who is an Employee at the time of the requested transfer, shall be entitled to sell or otherwise transfer or convey the Plan Shares (it being understood that the Plan Administrator shall have sole discretion to determine the extent to which a Plan Share is Fully Paid during the two (2) year holding period subject to Section 6.4 hereof).

     Participants desiring to sell, transfer, or otherwise convey a Fully Paid Plan Share prior to the end of the two (2) year holding period shall submit a request in writing to the Plan Administrator for delivery of a Share certificate representing such Plan Share. Such request shall be accompanied by the Participant's Award Agreement, representing the grant of Options in connection with the purchase of the Plan Share. If the Plan Administrator determines that the Plan Share is Fully Paid, then the Plan Administrator shall deliver to the Participant a fully executed Share certificate, representing such Plan Share, and shall document in the Award Agreement of the Participant the corresponding change in Option forfeiture requirements of the Plan (as set forth in Article 8 hereof).

     In the event that prior to the end of the two (2) year holding period, a Participant's employment with the Company terminates, the terms of Article 9 hereof shall govern the treatment of outstanding Plan Shares.

6.6 VOTING RIGHTS.  During the two (2) year holding period  described in Section
6.5 hereof and until such Shares are transferred and/or sold, Participants who have purchased Plan Shares shall be entitled to exercise full voting rights with respect to such Plan Shares.

6.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the two (2) year holding period described in Section 6.5 hereof, Participants who have purchased Plan Shares shall be entitled to receive all dividends and other distributions (if any) paid with respect to such Plan Shares while they are so held, provided that any such distributions or dividends may be subject to the terms of any outstanding purchase loan programs. If any such dividends or distributions are paid in Shares, the Shares shall be converted into additional Plan Shares, and shall be subject to the same restrictions on transferability and forfeitability as the Plan Shares with respect to which they were paid.

6.7 AWARD AGREEMENT. Each purchase of Plan Shares shall be evidenced by an Award Agreement, setting forth relevant terms and provisions applicable to the Plan Shares and to the corresponding grant of Options.

ARTICLE 7. STOCK OPTIONS.

7.1 OPTION GRANTS. Subject to the terms and provisions of the Plan, Options shall be granted to Participants upon the purchase of Plan Shares as of the last day of the Window Period during which such Plan Shares have been purchased. The number of Options to be granted in connection with each purchase of Plan Shares shall be a function of the degree to which the Company attains predesignated performance goals.

     The Board's or the Committee's determination with respect to the degree of achievement of the predesignated performance goals shall govern the number of Shares under option which shall be granted in connection with each Plan Share purchased. The minimum number of Shares to be granted under option in connection with the purchase of each Plan Share shall be one (1), and the maximum shall be three (3).

     The multiple selected by the Board or the Committee shall apply to all Plan Share purchases during the applicable Window Period. Prior to or at the beginning of the relevant Window Period, the multiple shall be communicated to all Employees.

7.2 OPTION PRICE. The Option Price for each option granted under this Plan shall equal the Fair Market Value of a Share on the last trading day of the Window Period during which the Option shall have been granted.

7.3 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no option shall be exercisable later than ten years and one day from the date on which the Option was granted.

7.4 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that no Option shall be exercisable within two years after the date of its grant other than in connection with a Change in Control; and provided further that the exercise provisions of each Option shall be consistent with Article 8 hereof.

7.5 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Plan Administrator, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of both such approaches.

     The Committee also may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions, or by any other means which the Committee determines to be consistent with the Plan's purposes and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount, based upon the number of Shares purchased under the Option(s).

7.6 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of NASDAQ or any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

7.7 NON TRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. During a Participant's lifetime, all Options granted to a Participant under the Plan shall be exercisable only by such Participant, except as set forth in Section
7.9 hereof.

7.8 NO RIGHTS AS A SHAREHOLDER. Prior to the purchase of Shares pursuant to an Option, a Participant shall not have the rights of a shareholder with respect to such Shares.

7.9 EXERCISE OF OPTIONS WITH RESPECT TO INCAPACITATED PARTICIPANTS. If a Participant, who has met the holding period described in Section 6.5 hereof or has completed five (5) years of continuous employment subsequent to the purchase of Plan Shares, is under a legal disability or in the Committee's opinion incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may allow such Participant's legal representative to exercise the Participant's Options on behalf of the Participant. Actions taken pursuant to this Section by the Committee shall discharge all liabilities under the Plan.

ARTICLE 8. PREMATURE DISPOSITION OF PLAN SHARES.

     Except as otherwise provided in Section 9.1, in the event a Plan Participant (i) sells, transfers or otherwise conveys a Fully Paid Plan Share prior to the end of the two (2) year holding period described in Section 6.5 hereof or (ii) directs the Plan Administrator to cease making payroll deductions before all Plan Shares which the Participant previously indicated he desired to purchase are Fully Paid, then in each such case, the right to exercise the Options granted in connection with the purchase of a Fully Paid Plan Share shall be contingent upon the Participant's completion of five (5) years continuous employment with the Company or any of its subsidiaries subsequent to the last day of the Window Period in which the Participant agreed to purchase such Plan Share.

ARTICLE 9. TERMINATION OF EMPLOYMENT.

9.1 TERMINATION BY REASON OF DEATH, DISABILITY OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, the following provisions shall apply:

     (a) Treatment of Plan Shares. The Participant will be credited with all Plan Shares which are Fully Paid as of the date of employment termination (in the case of Disability, the Plan Administrator shall determine the date that employment is deemed to have terminated). If, at the time of employment termination, the Participant has not Fully Paid all outstanding Plan Shares purchased, the number of Plan Shares which shall be deemed Fully Paid shall be determined at the sole discretion of the Plan Administrator, subject to Section 6.4 hereof.

     All outstanding Plan Shares which are not Fully Paid as of the date of employment termination (as determined by the Plan Administrator, subject to Section 6.4) shall be forfeited to the Company, and shall once again become available for purchase under the Plan.

     If a Participant's death, Disability, or Retirement occurs after the delivery of Plan Shares to him or her, such Plan Shares shall not be affected by the employment termination.

     (b) Treatment of Stock Options. All outstanding Options granted to the Participant corresponding to Plan Shares Fully Paid for prior to the Participant's termination of employment which are then exercisable (and, accordingly, which have been held at least two years from the grant date) (collectively, the "Covered Options"), shall not be forfeitable pursuant to Article 8 (if applicable) in the event of death or Disability, but shall be forfeitable pursuant to Article 8 (if applicable) in the event of Retirement and, if not so forfeitable, shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, Disability, or Retirement, whichever period is shorter, by the Participant or by such person or persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. The Plan Administrator shall, in all cases, determine the date of employment termination. All Options granted to the Participant pursuant to the Plan other than the Covered Options shall be forfeited and shall once again be available for grant under the Plan.

     (c) Amounts Subject to Dispute. If at the time of a Participant's death, the Plan Administrator is unable to determine what person, persons or entity is entitled to exercise Options on behalf of the Participant, the Plan Administrator shall not be required to implement any directions to exercise such Options or deliver Plan Shares to any such person, persons or entity during the pendency of such dispute. Neither the Plan Administrator, the Committee or the Company shall be responsible for a failure to implement such exercise instructions or to deliver such Plan Shares during the pendency of such dispute, notwithstanding the fact that such Plan Shares or Options may diminish in value or expire during the pendency of such dispute.

9.2 DISQUALIFYING TERMINATION. In the event that the Company or its subsidiaries terminates the employment of a Participant as a result of a Disqualifying Termination, the following provisions shall apply:

     (a) Treatment of Plan Shares. The Participant will be credited with all Plan Shares which are Fully Paid as of the date of employment termination. The number of Plan Shares which are Fully Paid for as of such date shall be determined according to the guidelines set forth in Section 9.1 (a)hereof. All outstanding Plan Shares which are not Fully Paid as of the date of employment termination shall be forfeited to the Company and shall once again become available for purchase under the Plan.

     Plan Shares which have been delivered to a Participant prior to employment termination shall not be affected by this provision.

     (b) Treatment of Stock Options. Upon such termination, a Participant shall forfeit (i) all Options for which the requirements of Article 8 (if applicable) have not been met, and (ii) all other Options granted to the Participant under the Plan which do not constitute Covered Options.

     Covered Options for which the requirements of Article 8 (if applicable) have been met may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three
     (3) months after such date.

ARTICLE 10. RIGHTS OF EMPLOYEES.

     Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

ARTICLE 11. CHANGE IN CONTROL.

     If the Board so determines at any time, the following provisions shall apply if a Change in Control occurs after such determination:

     (a) Any and all Options granted hereunder corresponding to Fully Paid Shares (as determined by the Plan Administrator) shall become immediately exercisable (and shall remain exercisable throughout their entire term); all other Options granted hereunder shall be forfeited to the Company.

     (b) The Company shall deliver all Plan Shares which are Fully Paid as of the effective date of the Change in Control (the Plan Administrator shall have the authority to determine the number of Plan Shares which are Fully Paid as of such date subject to Section 6.4 hereof, and to establish procedures for the delivery of such Shares to Participants), and all remaining Plan Shares shall be forfeited to the Company; and

     (c) Subject to the other provisions of this Plan, the Committee shall have the authority to make any modifications to the Plan Shares and Options as are determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 12. AMENDMENT, MODIFICATION AND TERMINATION.

12.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. Any such termination shall be effective with respect to all subsequent Window Periods.

12.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Plan Share previously purchased or Option previously granted under the Plan, without the written consent of the Participant holding such Plan Share or Option.

ARTICLE 13. WITHHOLDING.

13.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

13.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the purchase of Plan Shares, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and comply with all procedures established by the Committee for Share withholding.

     In addition, subject to the approval of the Committee, Participants may satisfy the tax withholding obligation arising as a result of any taxable event occurring hereunder, by remitting to the Plan Administrator previously held Shares having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; provided, however, that any Shares which are so tendered must have been beneficially owned by the Participant for at least six (6) months prior to the date of the tender.

ARTICLE 14. INDEMNIFICATION.

     Each person who is or shall have been a member of the Committee, the Board, or the Plan Administrator, and each agent retained by the Plan Administrator, shall be, indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonable incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or any good faith failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 15. SUCCESSORS.

     All obligations of the Company under the Plan, with respect to Plan Shares purchased and Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16. LEGAL CONSTRUCTION.

16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine the plural shall include the singular and the singular shall include the plural.

16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the legal or invalid provision had not been included.

16.3 REQUIREMENTS OF LAW. The purchase of Plan Shares, the granting of Options, and the issuance of Shares under the Plan, shall be subject to all applicable law, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4 GOVERNING LAW. To the extent not pre-emptied by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

                                   APPENDIX 1
                                 ECHOCATH, INC.

             4326 U.S. ROUTE 1, MONMOUTH JUNCTION, NEW JERSEY 08852
               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 7, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mr. Daniel Mulvena and Mr. Frank DeBernardis, or either of them, proxies of the undersigned with full power of substitution, to vote all the shares of Class A Common Stock, no par value ('Class A Common Stock'), and Class B Common Stock, no par value ('Class B Common Stock,' together with the Class A Common Stock, the 'Common Stock'), of Echocath, Inc. (the 'Company') held of record by the undersigned on December 16, 1996, at the Company's Annual Meeting of Stockholders to be held February 7, 1997 and at any adjournment thereof.

                        (TO BE SIGNED ON REVERSE SIDE.)

[X] Please mark your
    votes as in this
    example


                           WITHHOLD AUTHORITY
                            to vote for all
                  FOR     nominees listed below           NOMINEES: Frank A. DeBernardis
1. ELECTION OF   [   ]          [   ]                               David Vilkomerson
   DIRECTORS.                                                       Terence D. Wall
                                                                    Daniel M. Mulvena
FOR all nominees listed in this Proxy                               Anthony J. Dimun
(except as indicated otherwise below)                               Irwin M. Rosenthal
___________________________________________                         Herbert Moskowitz






                                      FOR     AGAINST     ABSTAIN

  2.  To approve and ratify           [   ]     [   ]       [   ]
      the adoption of an
      amendment to the Company's
      1995 Stock Option Plan
      increasing the number of
      shares of Class A Common
      Stock for which Options may
      be granted from 220,000 to
      620,000 shares.
  3.  To approve and ratify           [   ]     [   ]       [   ]
      the adoption of the Company's
      Investment Plan.
  4.  To ratify the selection         [   ]     [   ]       [   ]
      of KPMG Peat Marwick LLP as
      the Company's independent
      public accountants for fiscal
      year 1997.
  5.  In their discretion, the        [   ]    [   ]       [   ]
      proxies are authorized
      to vote upon such matters as
      may properly come before the
      meeting or any postponement or
      adjournment thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER, IF NO CHOICE IS
 SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED 'FOR' ITEMS (1), (2), (3) AND (4), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

THE   UNDERSIGNED  HEREBY  REVOKES  ANY  PROXY  OR  PROXIES
HERETOFORE  GIVEN  TO VOTE UPON OR ACT WITH RESPECT TO SUCH
STOCK  AND  HEREBY  RATIFIES  AND  CONFIRMS  ALL  THE  SAID
ATTORNEYS,  AGENTS, PROXIES,  THEIR  SUBSTITUTES  OR ANY OF
THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

PLEASE DATE,  SIGN  AND  RETURN  THIS  PROXY  CARD  IN  THE
ENCLOSED  ENVELOPE.  NO  POSTAGE REQUIRED  IF MAILED IN THE
UNITED STATES.

SIGNATURE(S) _________________________________________________  DATE ___________

NOTE: Please date this  Proxy and sign  your name exactly as it appears  hereon.
      When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized persons.




                            STATEMENT OF DIFFERENCES
                            ------------------------
                 The section symbol shall be expressed as.....'SS'
                 The trademark symbol shall be expressed as...'tm'